SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported in Item 1.01 to IBERIABANK Corporation’s (“IBKC”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2017, IBKC, the holding company for IBERIABANK, entered into a Stock Purchase Agreement (the “Purchase Agreement”), dated as of February 28, 2017, with Banco de Sabadell, S.A. (“Banco Sabadell”) and Sabadell United Bank, N.A., a wholly owned subsidiary of Banco Sabadell (“Sabadell United”). Pursuant to the Purchase Agreement, IBKC will acquire all of the issued and outstanding shares of common stock of Sabadell United from Banco Sabadell (the “Acquisition”), after which time Sabadell United will merge with and into IBERIABANK. In consideration for the Acquisition, IBKC will pay Banco Sabadell $803,113,980 in cash and issue 2,610,304 shares of IBKC common stock, par value $1.00 per share (the “Common Stock”), subject to certain adjustments as described in the Purchase Agreement, including a limitation on issuing an amount of Common Stock that exceeds 4.9% of the number of shares of Common Stock that will be issued and outstanding immediately following the Acquisition, in which case cash will be substituted for such excess shares.

The Purchase Agreement contains customary representations and warranties from both IBKC and Banco Sabadell, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of Sabadell United’s business during the interim period between the execution of the Purchase Agreement and the completion of the Acquisition. IBKC has agreed to use its reasonable best efforts to prepare and file all applications, notices and other documents to obtain all necessary consents and approvals for consummation of the transactions contemplated by the Purchase Agreement.

The completion of the Acquisition is subject to certain customary closing conditions, including, among others, (a) the receipt of requisite regulatory approvals without the imposition of a materially burdensome regulatory condition as defined in the Purchase Agreement, (b) the accuracy of the representations and warranties of the other parties, subject to certain materiality thresholds, (c) material compliance by the other parties with their obligations under the Purchase Agreement, (d) the absence of any injunction prohibiting the completion of the Acquisition and (d) the approval for listing on NASDAQ of the shares of IBKC common stock to be issued in the transaction. The Purchase Agreement also contains customary indemnification rights for transactions of this type of each of IBKC and Banco Sabadell, including with respect to breaches of representations, warranties or covenants and certain other specified matters. Certain of the indemnification obligations of each party are subject to deductible amounts and caps and other limitations on liability.

The foregoing description of the Purchase Agreement is included to provide you with information regarding its terms. It does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement contains representations and warranties of IBKC and Banco Sabadell made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between IBKC, Banco Sabadell and Sabadell United and are not intended to provide factual, business or financial information regarding IBKC, Banco Sabadell or Sabadell United. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality that may be different from those generally applicable to investors, and may be subject to limitations agreed by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating risk between the parties rather than establishing matters as facts. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and the information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding IBKC, Banco Sabadell or Sabadell United, their respective affiliates or their respective businesses. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding IBKC and Sabadell United, their respective affiliates or their respective businesses, that may be contained in Forms 10-K, Forms 10-Q and other filings that IBKC may make with the SEC.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 above is incorporated herein by reference in its entirety.

Item 8.01 Other Events

On March 1, 2017, IBKC entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. and UBS Securities LLC, as representatives of the several underwriters set forth therein (the “Underwriters”), pursuant to which IBKC agreed to sell, and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth in the Underwriting Agreement, an aggregate of 6,100,000 shares of Common Stock for an aggregate purchase price of $506,300,000, or $83.00 per share, less underwriting discounts. IBKC has granted the Underwriters an option to purchase 610,000 additional shares of Common Stock. The offering was made pursuant to an effective shelf registration statement and is expected to close on March 7, 2017, subject to customary closing conditions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 1, 2017, IBKC issued a press release announcing the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 1.1	-	Underwriting Agreement, dated March 1, 2017, by and among IBERIABANK Corporation and Goldman Sachs & Co. and UBS Securities LLC, as representatives of the other several underwriters named therein.

Exhibit 2.1	-	Stock Purchase Agreement, dated February 28, 2017, by and among IBERIABANK Corporation, Banco de Sabadell, S.A. and Sabadell United Bank, N.A.*

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

Exhibit 99.1	-	Press Release of IBERIABANK Corporation, dated March 1, 2017.

Caution About Forward-Looking Statements

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the proposed Acquisition, the expected returns and other benefits of the proposed Acquisition to shareholders, expected improvement in operating efficiency resulting from proposed transactions, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the proposed transactions on IBKC’s capital ratios. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the time frames expected or at all, or may be more costly to achieve; that the proposed transactions may not be timely completed, if at all; that prior to completion of the proposed transactions or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required regulatory or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the proposed transactions; diversion of management time to Stock Sale and merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in IBKC’s Form 10-K for the fiscal year ended December 31, 2016 and other documents subsequently filed by IBKC with the SEC. Consequently, no forward-looking statement can be guaranteed. IBKC does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report, the exhibits thereto or any related documents, IBKC claims protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: March 2, 2017	By:	/s/ M. Scott Price
Name: M. Scott Price
Title: Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number

1.1	Underwriting Agreement, dated March 1, 2017, by and among IBERIABANK Corporation and Goldman Sachs & Co. and UBS Securities LLC, as representatives of the other several underwriters named therein.

2.1	Stock Purchase Agreement, dated February 28, 2017, by and among IBERIABANK Corporation, Banco de Sabadell, S.A. and Sabadell United Bank, N.A.*

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

99.1	Press Release of IBERIABANK Corporation, dated March 1, 2017.